For Ministry Use Only
À l'usage exclusif du ministère

Ontario Corporation Number
Numéro de la société en Ontario

1288339

Ontario | Ministry of Consumer and Commercial Relations | Ministère de la Consommation et du Commerce

CERTIFICATE
This is to certify that these articles are effective on

CERTIFICAT
Ceci certifie que les présents statuts entrent en vigueur le

SEPTEMBER 0 1 SEPTEMBRE, 1999

Director / Directeur
Business Corporations Act / Loi sur les sociétés par actions

Trans Code
C
18

Form 3
Business Corporations Act

Formule 3
Loi sur les sociétés par actions

ARTICLES OF AMENDMENT
STATUTS DE MODIFICATION

1. The present name of the corporation is: / Dénomination sociale actuelle de la société :

DATA GATHERING CAPITAL CORP.

2. The name of the corporation is changed to (if applicable): / Nouvelle dénomination sociale de la société (s'il y a lieu) :

CARBIZ.COM INC.

3. Date of incorporation/amalgamation: / Date de la constitution ou de la fusion :

31 March 1998
(Day, Month, Year)
(jour, mois, année)

4. The articles of the corporation are amended as follows: / Les statuts de la société sont modifiés de la façon suivante :

Pursuant to subsection 168(1)(a) of the *Business Corporations Act* (Ontario) the articles of the Corporation are amended to change the name of the Corporation from **"Data Gathering Capital Corp."** to **"Carbiz.com Inc."**

stylexus corporation
TORONTO • CANADA
SoftDocs® 3.11
Y99-74 6/1993

Form 3
Business
Corporations
Act

Formule 3
Loi sur les
sociétés par
actions

5. The amendment has been duly authorized as required by sections 168 and 170 (as applicable) of the Business Corporations Act.

La modification a été dûment autorisée conformément aux articles 168 et 170 (selon le cas) de la Loi sur les sociétés par actions.

6. The resolution authorizing the amendment was approved by the shareholders/directors (as applicable) of the corporation on

Les actionnaires ou les administrateurs (selon le cas) de la société ont approuvé la résolution autorisant la modification le

30th August 1999
(Day, Month, Year)
(jour, mois, année)

These articles are signed in duplicate.

Les présents statuts sont signés en double exemplaire.

Data Gathering Capital Corp.
(Name of Corporation)
(Dénomination sociale de la société)

By/Par: ______
(Signature)
(Signature)

(Description of Office)
(Fonction)